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                                                                  EXHIBIT 10.18


                                SECOND AMENDMENT

                                       TO

                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                     among

                          QUEEN SAND RESOURCES, INC.,
                            a Delaware corporation,
                                 as Guarantor,

                          QUEEN SAND RESOURCES, INC.,
                              a Nevada corporation
                                  as Borrower,


                               BANK OF MONTREAL,
                                   as Agent,

                                      and

                          The Lenders Signatory Hereto


                       Effective as of November 10, 1998






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           SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") executed effective as of November 10, 1998 (the "Effective Date") is among QUEEN SAND RESOURCES, INC., a Delaware corporation ("QSRD"), QUEEN SAND RESOURCES, INC., a corporation formed under the laws of the State of Nevada (the "Borrower"); NORTHLAND OPERATING CO., a Nevada corporation ("Northland"), CORRIDA RESOURCES, INC., a Nevada corporation ("Corrida"), each of the lenders that is a signatory hereto (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and BANK OF MONTREAL, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS

         A. QSRD, the Borrower, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of April 17, 1998, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 1, 1998 (such agreement, as amended, the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

         B. The Borrower has requested and the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

         C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. All capitalized terms which are defined in the Credit Agreement, but which are not defined in this Second Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

         Section 2. Amendments to Credit Agreement.

         2.1 Amendments to Section 1.01.

         (a) The definition of "Agreement" is hereby amended to read as follows:

                  "Agreement" shall mean this Credit Agreement, as amended by the First Amendment and the Second Amendment and as further amended from time to time.

         (b) The following definitions are hereby added where alphabetically appropriate:

                  "Second Amendment" shall mean that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 10, 1998 among the Obligors, the Agent and the Lenders.

                  "Second Amendment Effective Date" shall mean the "Effective Date" as such term is defined in the Second Amendment.

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         2.2 Amendment to Section 9.04.

         Section 9.04 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Section 9.04 Dividends, Distributions and Redemptions. QSRD shall not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders, except for (i) dividends or distributions payable solely in capital stock of QSRD;
         (ii) the repurchase or redemption of any shares of the Series C Preferred Stock with the aggregate net cash proceeds in excess of $50,000,000 of any Equity Offering(s) occurring after the Closing Date, provided that (A) no Default or Event of Default has occurred at the time such shares are repurchased or redeemed or would result from such repurchase or redemption and (B) the Percentage Usage is less than eighty percent (80%) prior and after giving effect to such repurchase or redemption; and (iii) the one time repurchase or redemption of shares of the Series C Preferred Stock from one or more of Stark International, Shepherd Investments International Ltd., and Palisades Holdings, Inc., provided that (A) such repurchase or redemption shall be made only with the cash proceeds of a common stock Equity Offering, (B) the aggregate amount paid for such repurchase or redemption shall not exceed $2,300,000, including payment of accrued dividends, (C) the maximum price per share (including accrued dividends) paid for such purchase or redemption shall not exceed $7.35, and (D) such purchase or redemption shall occur on or before December 31, 1998."

         Section 3. Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Agent of multiple counterparts of this Second Amendment, as as requested by the Agent.

         Section 4. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Second Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date; and (b) that after giving effect to this Second Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents of which the Agent and the Lenders have not been informed by the Borrower, either orally or in writing. Each Obligor acknowledges and agrees that neither the Agent nor the Lenders, by the terms of this Second Amendment, waive any existing Default.

         Section 5. Miscellaneous.

         5.1 Confirmation. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

         5.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under its respective Guaranty Agreement, if applicable, and the other Security Instruments to which it is a party and agrees that its respective Guaranty Agreement, if applicable, and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.


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         5.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         5.4 No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.5 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                          [SIGNATURES BEGIN NEXT PAGE]

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed effective as of the date first written above.

BORROWER:                     QUEEN SAND RESOURCES, INC., a Nevada corporation


                                            By: /s/ ROBERT P. LINDSAY
                                               --------------------------------
                                                     Robert P. Lindsay
                                                     Vice President


                                            By: /s/ EDWARD J. MUNDEN
                                               --------------------------------
                                                     Edward J. Munden
                                                     President


QSRD:                         QUEEN SAND RESOURCES, INC., a Delaware corporation


                                            By: /s/ ROBERT P. LINDSAY
                                               --------------------------------
                                                     Robert P. Lindsay
                                                     Chief Operating Officer


                                            By: /s/ EDWARD J. MUNDEN
                                               --------------------------------
                                                     Edward J. Munden
                                                     President


GUARANTORS:                   NORTHLAND OPERATING CO.


                                            By: /s/ ROBERT P. LINDSAY
                                               --------------------------------
                                                     Robert P. Lindsay
                                                     Vice President


                                            By: /s/ EDWARD J. MUNDEN
                                               --------------------------------
                                                     Edward J. Munden
                                                     President




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                              CORRIDA RESOURCES, INC.


                                            By: /s/ ROBERT P. LINDSAY
                                               --------------------------------
                                                Robert P. Lindsay
                                                Vice President


                                            By: /s/ EDWARD J. MUNDEN
                                               --------------------------------
                                                Edward J. Munden
                                                President


AGENT:                        BANK OF MONTREAL, as Agent


                                            By: /s/ ROBERT L. ROBERTS
                                               --------------------------------
                                                Robert L. Roberts
                                                Director, U.S. Corporate Banking


LENDER:                       BANK OF MONTREAL


                                            By: /s/ MELISSA A. BAUMAN
                                               --------------------------------
                                                Melissa A. Bauman
                                                Director, U.S. Corporate Banking


                              SOCIETE GENERALE, SOUTHWEST AGENCY


                                            By: /s/ MARK A. COX
                                               --------------------------------
                                                Mark A. Cox
                                                Director


                              ENRON CAPITAL & TRADE RESOURCES CORP.


                                            By: /s/ AUTHORIZED SIGNATORY
                                               --------------------------------
                                            Name:
                                            Title:



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                              JOINT ENERGY DEVELOPMENT INVESTMENTS II LIMITED
                              PARTNERSHIP

                              By: Enron Capital Management II Limited
                              Partnership, its sole general partner

                                       By: Enron Capital II Corp., its sole
                                       general partner

                                       By: /s/ AUTHORIZED SIGNATORY
                                          --------------------------------------
                                       Name:
                                       Title:



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